UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 10, 2007

International Textile Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-23938	33-0596831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

804 Green Valley Road, Suite 300, Greensboro, North Carolina 27408

(Address, Including Zip Code, of Principal Executive Offices)

(336) 379-6220

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 5, 2007, International Textile Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of its acquisition of BST US Holdings, Inc. (“Holdings”) from WLR Recovery Fund III, L.P. (“Fund III”), which is an affiliate of the Company’s chairman of the board of directors, and certain other minority stockholders of Holdings. On December 8, 2006, Holdings had acquired the business and operations of BST Safety Textiles Holding GmbH (“BST”). Financial Accounting Standards Board (“FASB”) Statement No. 141, Business Combinations, states that a “business combination” excludes transfers of net assets or exchanges of equity interests between entities under common control. FASB Statement No. 141 also states that transfers of net assets or exchanges of equity interests between entities under common control should be accounted for in a manner similar to the pooling of interests method (“as-if-pooling-of-interests”) in that the entity that receives the assets and liabilities in the transfer or exchange initially recognizes those assets and liabilities at their carrying amounts in the accounts of the transferring entity at the date of transfer. In accordance with Emerging Issues Task Force 02-5, Definition of ‘Common Control’ in Relation to FASB Statement No. 141, Business Combinations, common control of the Company and BST is deemed to have existed beginning on December 8, 2006, the date that BST Holdings acquired BST Safety Textiles. As a result, the subsequent transfer of the assets and liabilities of BST Safety Textiles to the Company will be accounted for at Fund III’s historical cost at December 8, 2006, including its necessary purchase accounting adjustments.

In accordance with the provisions of Item 9 of Form 8-K, certain historical financial statements of BST, and certain pro forma financial information relating to the Company and BST, were not included with the filing of the Initial Form 8-K. This Form 8-K/A is being filed solely to include the previously omitted financial information.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The following audited financial statements of BST are attached hereto as Exhibit 99.1 and are incorporated herein by this reference:

Consolidated balance sheets as of December 31, 2005 and December 8, 2006.

Consolidated statements of income for the period from July 1, 2005 to December 31, 2005 and from January 1, 2006 to December 8, 2006.

Consolidated statements of shareholders’ equity for the period from July 1, 2005 to December 31, 2005 and from January 1, 2006 to December 8, 2006.

Consolidated statements of cash flows for the period from July 1, 2005 to December 31, 2005 and from January 1, 2006 to December 8, 2006.

Notes to Consolidated Financial Statements

(b) Pro Forma Financial Information

The following pro forma financial information is attached hereto as Exhibit 99.2 and is incorporated herein by this reference:

Unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2006 and for the three months ended March 31, 2007.

Unaudited pro forma condensed combined balance sheet as of March 31, 2007.

(d) Exhibits.

Exhibit 23.1	Consent of Ernst & Young AG.

Exhibit 99.1	Historical consolidated financial statements of BST Safety Textiles Holding GmbH.

Exhibit 99.2	Unaudited pro forma condensed combined financial information of International Textile Group, Inc. and BST Safety Textiles Holding GmbH.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL TEXTILE GROUP, INC.

	By:	/s/ Samir M. Gabriel
	Name:	Samir M. Gabriel
	Title:	Vice President and Controller

Date: July 10, 2007

EXHIBIT INDEX

Exhibit 23.1	Consent of Ernst & Young AG

Exhibit 99.1	Historical consolidated financial statements of BST Safety Textiles Holding GmbH

Exhibit 99.2	Unaudited pro forma condensed combined financial information of International Textile Group, Inc. and BST Safety Textiles Holding GmbH